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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): February 14, 2000



                              NEOWARE SYSTEMS INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


               Delaware                    000-21240            23-2705700
               --------                   -----------           ----------
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
        incorporation                                       Identification No.)


             400 Feheley Drive, King of Prussia, Pennsylvania 19406
             -------------------------------------------------------
                (Address of principal executive offices/Zip Code)


          Registrant's telephone number, including area code:  (610) 277-8300


        Former name, former address, and former fiscal year, if changed since last report: N/A.


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Item 5.  Other Events.
-----------------------

         On February 14, 2000, Neoware Systems, Inc. (the "Company") issued a press release, the text of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety, reporting the appointment of Michael Kantrowitz as President and Chief Executive Officer of the Company, replacing Edward C. Callahan.

         The Company also issued a press release on February 14, 2000, the text of which is attached hereto as Exhibit 99.2 and incorporated herein in its entirety, announcing that it had lowered the exercise price of its common stock purchase warrants to $3.75 per share, from $5.50 per share, and extended the expiration date of the warrants to April 14, 2000 from March 25, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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The following exhibits are filed herewith:

Exhibit Number             Description
---------------            ------------
99.1                       Registrant's press release, dated February 14, 2000,
                           relating to the appointment of Michael Kantrowitz.

99.2 Registrant's press release, dated February 14, 2000, relating to the warrants


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOWARE SYSTEMS INC.



Date:  February 24, 2000            By:     /s/Michael Kantrowitz
                                           -------------------------------------
                                           Michael Kantrowitz
                                           President and Chief Executive Officer